UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2014

BAZAARVOICE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35433	20-2908277
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 N. Capital of Texas Highway, Suite 300

Austin, Texas 78746-3211

(Address of principal executive offices, including zip code)

(512) 551-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Grant of Restricted Stock Units and Stock Options to Named Executive Officer

On March 7, 2014, the Compensation Committee of the Board of Directors (the “Committee”) of Bazaarvoice, Inc. (the “Company”) approved the issuance to James R. Offerdahl, the Company’s Chief Financial Officer, 32,500 restricted stock units and an option to purchase 100,000 shares of Company common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAZAARVOICE, INC.

By:	/s/ Bryan C. Barksdale
Bryan C. Barksdale General Counsel and Secretary

Date: March 10, 2014